U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 12, 2004

MD TECHNOLOGIES INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of

Incorporation or Organization)

0-50435	72-1491921
(Commission File Number)	(I.R.S. Employer Identification No.)

620 Florida St., Suite 200, Baton Rouge, Louisiana

(Address of principal executive offices including zip code)

(225) 343-7169

(Registrant’s telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro Forma Financial Information.

Not applicable.

(c) Exhibit No.

99.1	(i)	Press Release dated August 12, 2004 announcing results of operations for the three and six months ending June 30, 2004.

(i) Filed herewith.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section. The information in this Current Report shall not be incorporated by reference into any registration statement or document pursuant to the Securities Act of 1933, as amended.

On August 12, 2004, MD Technologies Inc. issued a press release attached hereto as Exhibit 99.1 announcing its results of operations for the three and six months ending June 30, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MD TECHNOLOGIES INC.

By:	/s/ William D. Eglin

William D. Eglin
Chief Financial Officer

DATE: August 12, 2004